SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of August 1, 2007, providing for the issuance of
Mortgage Pass-Through Certificates, Series 2007-HE2)

MASTR Asset Backed Securities Trust 2007-HE2
(Exact name of issuing entity as specified in its charter)

Mortgage Asset Securitization Transactions, Inc.
(Exact name of depositor as specified in its charter)

UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-130373-32	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1285 Avenue of the Americas New York, New York	10019

Registrant’s telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On August 30, 2007, a single series of certificates, entitled MASTR Asset-Backed Securities Trust 2007-HE2, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Barclays Capital Real Estate Inc. d/b/a HomEq Servicing as servicer and Option One Mortgage Corporation as servicer (together, the “Servicers”), Wells Fargo Bank, N.A. as master servicer, custodian and trust administrator (the “Master Servicer”, the “Custodian” and the “Trust Administrator”) and U.S. Bank National Association as trustee (the “Trustee”).  The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class CE Certificates”, “Class P Certificates”, “Class R Certificates”, “Class R-X Certificates” and “Class X Certificates”.  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).  The Mortgage Pool consists of Mortgage Loans having an aggregate Stated Principal Balance of $445,524,056.66 as of August 1, 2007 (the “Cut-off Date”).  The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement dated August 30, 2007, among UBS Real Estate Securities Inc. (“UBSRES”), the Depositor and Option One Mortgage Corporation, the Assignment and Recognition Agreement, dated August 30, 2007, among UBSRES, the Depositor and Fieldstone Mortgage Company, the Assignment and Recognition Agreement dated August 30, 2007, among UBSRES, the Depositor and Decision One Mortgage Company, LLC, and the Assignment and Recognition Agreement dated August 30, 2007, among UBSRES, the Depositor and EquiFirst Corporation (collectively, the “Assignment Agreements”).  The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates (the “Publicly Offered Certificates”) were sold by the Depositor to UBS Securities LLC (the “Underwriter”), pursuant to an Underwriting Agreement, dated August 24, 2007 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Publicly Offered Certificates have the following initial Certificate Balances and Pass-Through Rates:

Designation	Pass-Through Rate	Initial Aggregate Certificate Principal Balance
Class A-1	Variable	$237,414,000
Class A-2	Variable	$51,500,000
Class A-3	Variable	$34,150,000
Class A-4	Variable	$11,301,000
Class M-1	Variable	$16,707,000
Class M-2	Variable	$15,371,000
Class M-3	Variable	$9,356,000
Class M-4	Variable	$8,242,000
Class M-5	Variable	$7,797,000
Class M-6	Variable	$6,014,000
Class M-7	Variable	$4,456,000
Class M-8	Variable	$6,683,000
Class M-9	Variable	$4,009,000

The Certificates (other than the Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates, the Class R-X Certificates and the Class X Certificates) and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 24, 2007 and the Prospectus to which it relates, dated February 26, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b).  The Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates, the Class R-X Certificates and the Class X Certificates have not been and will not be publicly offered by the Depositor.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Simultaneously with the issuance of the Publicly Offered Certificates, the Depositor sold (i) the Class M-10 Certificates, with an initial Certificate Principal Balance of $5,791,000, (ii) the Class CE Certificates, with an initial Certificate Principal Balance of $26,732,957 and (iii) the Class P Certificates, with an initial Certificate Principal Balance of $100.00 to UBS Securities LLC on August 30, 2007, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.  The Class X Certificates, Class R Certificates and the Class R-X Certificates were delivered by the Depositor to the Sponsor as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.

Section 9- Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits

1.  Not applicable

2.  Not applicable

3.  Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 24, 2007 between the Depositor and the Underwriter, relating to the Series 2007-HE2 Certificates.
4.1
Pooling and Servicing Agreement, dated as of August 1, 2007, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Barclays Capital Real Estate Inc. d/b/a HomEq Servicing as servicer, Option One Mortgage Corporation as servicer, Wells Fargo Bank, N.A. as master servicer, trust administrator and custodian (the “Master Servicer”, the “Trust Administrator” and the “Custodian”), and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2007-HE2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 14, 2007

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:	/s/ Angus Hamilton
Name:	Angus Hamilton
Title:	Associate Director

By:	/s/ Jennie Tom
Name:	Jennie Tom
Title:	Associate Director

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 24, 2007 between the Depositor and the Underwriter, relating to the Series 2007-HE2 Certificates.
4.1

Pooling and Servicing Agreement, dated as of August 1, 2007, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Barclays Capital Real Estate Inc. d/b/a HomEq Servicing as servicer, Option One Mortgage Corporation as servicer, Wells Fargo Bank, N.A. as master servicer, trust administrator and custodian (the “Master Servicer”, the “Trust Administrator” and the “Custodian”), and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2007-HE2 Certificates.